UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

NEXMETALS MINING CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-42750	N/A
(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor, Vancouver, British Columbia, Canada	V6E 2J3
(Address of principal executive offices)	(Zip Code)

(604) 770-4334

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	NEXM	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, NexMetals Mining Corp. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”), at which three proposals were submitted to the Company’s shareholders. A quorum was present for the Annual Meeting. The eight director nominees were elected and all other matters were approved by shareholders. The voting results with respect to each matter are set out below.

Resolution #1

To elect eight (8) directors of the Company for the ensuing year.

Name	Votes For	Percentage For	Votes Withheld	Percentage Withheld
Paul Martin	10,886,408	95.06%	565,468	4.94%
Mark Christensen	10,889,013	95.08%	562,863	4.92%
Jason LeBlanc	10,889,013	95.08%	562,863	4.92%
Keith Marshall	10,886,408	95.06%	565,468	4.94%
Warwick Morley-Jepson	10,886,208	95.06%	565,668	4.94%
André van Niekerk	10,885,858	95.06%	566,018	4.94%
Philipa Varris	10,885,858	95.06%	566,018	4.94%
Sean Whiteford	10,888,663	95.08%	563,213	4.92%

Resolution #2

To appoint the independent auditor of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditor.

	Number of Votes	Percentage of Votes
Votes in Favour	11,439,537	99.89%
Votes Withheld	12,339	0.11%

Resolution #3

To consider and, if thought advisable, pass, with or without variation, an ordinary resolution confirming and approving the Company’s omnibus equity incentive plan.

	Number of Votes	Percentage of Votes
Votes in Favour	10,710,691	93.53%
Votes Against	741,185	6.47%

Item 7.01 Regulation FD Disclosure.

On May 27, 2026, the Company issued a news release reporting the voting results from the Annual Meeting. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release dated May 27, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMETALS MINING CORP. (Registrant)

By:	/s/ Brett MacKay
Brett MacKay
Chief Financial Officer

Date: May 27, 2026